Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

Impacts of the U.S. 2017 Tax Cuts and Jobs Act

The U.S. 2017 Tax Cuts and Jobs Act (the “Act”), which was signed into law on December 22, 2017 and effective January 1, 2018, reduces the U.S. federal corporate tax rate from 35% to 21%. There was no net impact to the Company’s provision for income taxes due to the Company’s valuation allowance. The decrease in future tax assets via the reduced rate was offset by the decrease in our valuation allowance.

The Act subjects a U.S. shareholder to tax on global intangible low-taxed income (“GILTI”) earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for GILTI, states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. Given the complexity of the GILTI provisions, we are still evaluating the effects of the GILTI provisions and have not yet determined our accounting policy. As of June 30, 2018, the Company is not subject to the GILTI provisions due to Section 956 inclusions.

The provision for income taxes for 2017 and 2018 is generated from activity in certain foreign jurisdictions by our consolidated subsidiaries and certain state and local jurisdictions.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. During the six months ended June 30, 2017 and 2018 the Company did not record any material interest or penalties. The effective tax rate for the six months ended June 30, 2017 is 2.4% compared to 7.3% for the six months ended June 30, 2018.

The Company files income tax returns in the U.S. federal, states, and foreign jurisdictions. The Company is no longer subject to U.S. federal income tax examinations for years before 2014 and is no longer subject to state, local and foreign income tax examinations by tax authorities for years before 2012. The Company is currently under audit for sales and use tax in a single domestic jurisdiction and income tax audit in a single foreign jurisdiction. Both audits are in their initial stages and are immaterial.

14. Income Taxes

Tax Reform

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “TCJA”). The TCJA makes broad and complex changes to the Code. The changes include, but are not limited to lowering the U.S. corporate income tax rates, implementing a modified territorial tax system and imposing a one-time transition tax on deemed repatriated earnings of foreign subsidiaries.

The Company has evaluated the impact of the TCJA for its year end income tax provision, the results of which are discussed below.

Rate Reduction

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the Company has revalued its ending net deferred tax assets and liabilities at December 31, 2017 and recognized a $1.8 million tax benefit that was offset by a change in valuation allowance.

Deemed Repatriation Transition Tax

The TCJA provides for a one-time transition tax on the deemed repatriation of post-1986 undistributed foreign subsidiary earnings and profits (“E&P”). Substantially all of the Company’s foreign subsidiaries’ earnings and profits have previously been included in the Company’s U.S. income tax returns via Section 956. As a result, we recognized tax expense of $0 related to the transition tax.

GILTI Tax

While the TCJA transitions from a worldwide to a modified territorial tax system, global intangible low-taxed income (“GILTI”) provisions will be applied for tax years beginning after December 31, 2017 imposing an incremental tax on low-taxed foreign income. GILTI is the excess of the shareholder’s “net CFC tested income” over the net deemed tangible income return.

Under GAAP, the Company is permitted to make an accounting policy election to either treat taxes due on future inclusions in U.S. taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or to factor such amounts into the Company’s measurement of its deferred taxes (the “deferred method”). The Company’s selection of an accounting policy with respect to the new GILTI provisions will depend, in part, on analyzing its global income to determine whether it expects to have future U.S. inclusions in taxable income related to GILTI and, if so, what the impact is expected to be. Whether the Company expects to have future U.S. inclusions in taxable income related to GILTI depends on not only the Company’s current structure and estimated future results of global operations, but also its intent and ability to modify its structure. The Company is currently in the process of analyzing its structure and, as a result, is not yet able to reasonably estimate the effect of this provision of the TCJA.

Therefore, the Company has not made any adjustments related to potential GILTI tax in its financial statements and has not made a policy decision regarding whether it will use the period cost or deferred method.

Income Taxes

The provision for income taxes for 2015, 2016 and 2017 is related to the profits generated in certain foreign jurisdictions by our consolidated subsidiaries.

The following table presents consolidated loss before provision for income taxes as follows:

	Year Ended December 31,
	2015	2016	2017
	(In thousands)
Domestic	$(14,727)	$(2,435)	$(2,780)
Foreign	1,306	(2,723)	(2,519)

Total loss before income taxes	$(13,421)	$(5,158)	$(5,299)

The provision for income taxes consisted of:

	Year Ended December 31,
	2015	2016	2017
	(In thousands)
Current
Federal	$—	$—	$293
State	8	21	189
Foreign	704	531	1,997

Total current	712	552	2,479
Deferred
Federal	(3,222)	(1,315)	(293)
State	(99)	(118)	202
Foreign	(5)	(1,104)	(95)

Total deferred	(3,326)	(2,537)	(186)

(Benefit) provision	$(2,614)	$(1,985)	$2,293

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes are as follows:

	As of December 31,
	2016	2017
	(In thousands)
Deferred tax assets:
Research and development and other credits	$5,235	$6,187
Net operating loss carryforward	26,867	14,795
Charitable contributions	11	—
Deferred revenue	1,115	1,355
Stock compensation	17	125
Accrued expense	1,346	1,323
Depreciable and amortizable assets	368	29
Other	—	228

Total deferred tax assets	34,959	24,042
Deferred tax liabilities:
Prepaid expenses	(1,389)	(1,249)
Intangibles	(32,751)	(17,232)

Total deferred tax assets, net	819	5,561
Less valuation allowance for deferred tax assets	(486)	(5,297)

Net deferred tax assets	$333	$264

As of December 31, 2015, 2016 and 2017, the Company had federal net operating loss carryforwards of approximately $78.5 million and $72.4 million, and $57.8 million, respectively, and research and development credits of approximately $2.7 million, $3.4 million, and $4.2 million, respectively, which will begin to expire beginning in 2024 if not utilized prior to that time. Utilization of the net operating loss and research credit carryforwards is subject to an annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986.

As of December 31, 2016, the Company’s reversing taxable temporary differences exceeded the Company’s deferred tax assets in certain foreign jurisdictions. Thus, management determined that it was more likely than not that the benefit associated with its deferred tax assets would be realized in that foreign jurisdiction. As of December 31, 2017, the Company’s deferred tax assets exceeded the Company’s reversing taxable temporary differences in that foreign jurisdiction. Given the Company’s lack of earnings history in that foreign jurisdiction, management determined it was not more likely than not that the benefit of the Company’s deferred tax assets that exceeded its reversing taxable temporary differences would be realized. Thus, no valuation allowance was recorded for December 31, 2016 and a valuation allowance totaling $1.7 million was recorded as of December 31, 2017.

Given the Company’s lack of earnings history in the U.S., management determined it was not more likely than not that the benefit of the Company’s deferred tax assets that exceeded its reversing taxable temporary differences would be realized in the U.S., except for a portion of certain state tax credits that management determined were more likely than not to be realized. Thus, a valuation allowance totaling $0.5 million and $3.6 million was recorded as of December 31, 2016 and 2017, respectively, against the Company’s U.S. deferred tax assets that exceeded its reversing taxable temporary differences and the portion of state credits that are projected to expire unutilized.

The Company’s provision for income taxes differs from the expected tax benefit (expense) amount computed by applying the statutory federal income tax rate of 34% to income before income taxes primarily due to permanent items, the research and development credit, foreign taxes and the application of a valuation allowance for the years ended December 31, 2015, 2016 and 2017.

The following table reconciles the Company’s effective tax rate to the federal statutory tax rate:

	Year Ended December 31,
	2015	2016	2017
U.S. federal taxes at statutory rate	34.0%	34.0%	34.0%
Foreign tax rate differentials	(0.7)	(11.8)	(9.1)
Research and development credit	1.8	18.2	17.8
Foreign tax credit	3.9	4.7	18.3
Stock options	(1.1)	(3.8)	(23.6)
Permanent differences and other	(5.3)	(7.8)	(14.4)
State taxes, net of federal benefit	2.8	(0.1)	(4.0)
Change in state rate	(11.6)	7.3	(1.9)
Change in other valuation allowance due to operations	0.4	(1.9)	(58.4)
Other	4.7	(0.3)	(2.0)

Total income tax benefit (expense)	19.5%	38.5%	(43.3)%

The reconciliation of unrecognized tax benefits at the beginning and end of the year is as follows (in thousands):

Balance at December 31, 2014	$320

Additions based on tax positions related to prior year	366

Balance at December 31, 2015	$686

Additions based on tax positions related to prior year	197

Balance at December 31, 2016	883

Additions based on tax positions related to prior year	507
Additions based on tax positions related to current year	473

Balance at December 31, 2017	$1,863

Beginning December 31, 2014, due to the existence of the valuation allowance, future changes in unrecognized tax benefits did not impact the Company’s effective tax rate. Included in the balance of unrecognized tax benefits as of December 31, 2015, 2016 and 2017 is $0.7 million, $0.9 million and $1.9 million, respectively, of tax benefits that, if recognized, would affect the Company’s effective tax rate.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. During the years ended December 31, 2015, 2016 and 2017 the Company did not record any material interest or penalties.

The Company files tax returns in the U.S. federal jurisdiction, in several state jurisdictions, and in several foreign jurisdictions. The Company is no longer subject to U.S. federal income tax examinations for years before 2013 and is no longer subject to state, local and foreign income tax examinations by tax authorities for years before 2012. The Company is not currently under audit in any jurisdiction.